UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.

On May 8, 2023, Christopher E. Kubasik, Chair and Chief Executive Officer of L3Harris Technologies, Inc. (“L3Harris”), established a written pre-arranged plan providing for the exercise of certain employee stock options and the sale of shares of common stock of L3Harris issued upon exercise of such options (the “Plan”). The Plan was established as part of Mr. Kubasik’s long-term strategy for asset diversification and financial, estate and tax planning activities. The Plan is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and L3Harris’ policies regarding transactions in L3Harris securities by executives and was established during L3Harris’ open trading window.
Rule 10b5-1 permits individuals to establish pre-arranged stock trading plans when they are not in possession of material non‑public information and allows such pre-arranged trades to be made pursuant to such plans regardless of any subsequent material non-public information that an individual may receive. In accordance with 10b5-1 rules, Mr. Kubasik will have no discretion over sales under the Plan.

The Plan covers vested options to purchase 46,258 shares granted to Mr. Kubasik in October 2015, which options expire in 2025. Subject to minimum price thresholds specified in the Plan, shares underlying unexercised options will be sold on multiple predetermined dates starting in November, 2023 and ending no later than December 11, 2023. Mr. Kubasik’s ownership interest in L3Harris is considerably in excess of L3Harris’ stock ownership guidelines. The transactions under the plan will be disclosed publicly through Form 4 and Form 144 filings, as applicable, with the Securities and Exchange Commission.

Except as may be required in L3Harris’ periodic filings on Form 10-Q or Form 10-K, L3Harris does not undertake to report any Rule 10b5-1 plans that may be adopted by any other officers or directors of L3Harris or to report modifications or termination of any such plans, including the Plan.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

 The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: May 11, 2023		Title:	Senior Vice President, General Counsel and Secretary

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